Fees Summary	Nov. 12, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	17,532.39
Total Transaction Valuation	126,954,275.04
Total Offset Amount	0.00
Net Fee	$ 17,532.39